UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2021

Rocket Lab USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39560	80-0947107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3881 McGowen Street Long Beach, CA	90808
(Address of principal executive offices)	(Zip Code)

(714) 465-5737 (Registrant’s telephone number, including area code)

Vector Acquisition Corporation

One Market Street

Steuart Tower, 23rd Floor

San Francisco, CA 94105

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RKLB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock, $0.0001 par value	RKLBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Domestication and Merger Transactions

As previously announced, Vector Acquisition Corporation, a Cayman Islands exempted company (“Vector”), previously entered into an Agreement and Plan of Merger, dated March 1, 2021, and amended by Amendment No. 1 thereto, dated May 7, 2021 and Amendment No. 2 thereto, dated June 25, 2021 (as it may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Vector, Rocket Lab USA, Inc., a Delaware corporation (“Rocket Lab”), and Prestige USA Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Rocket Lab.

On August 24, 2021, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 120 of the final prospectus and definitive proxy statement, dated July 21, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), Vector filed a notice of deregistration and necessary accompanying documents with the Cayman Islands Registrar of Companies, and a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Vector was domesticated and continued as a Delaware corporation (the “Domestication”), changing its name to “Vector Acquisition Delaware Corporation” (“Vector Delaware”).

As a result of and upon the effective time of the Domestication, among other things, (i) Vector’s Class A ordinary shares issued and outstanding immediately prior to the Domestication converted into an equal number of shares of Vector Delaware Class A common stock and Vector’s Class B ordinary shares issued and outstanding immediately prior to the Domestication converted into an equal number of shares of Vector Delaware Class B common stock; (ii) Vector’s warrants to purchase Class A ordinary shares issued and outstanding immediately prior to the Domestication converted into an equal number of Vector Delaware warrants and (iii) Vector’s units that were not separated into Class A ordinary shares and warrants issued and outstanding immediately prior to the Domestication converted into an equal number of Vector Delaware units.

On August 25, 2021 following the Domestication, as contemplated by the Merger Agreement and described in the section titled “Business Combination Proposal” beginning on page 87 of the Proxy Statement/Prospectus, the parties consummated the merger transactions contemplated by the Merger Agreement, whereby Merger Sub merged with and into Vector Delaware, with the separate corporate existence of Merger Sub ceasing and Vector Delaware being the surviving corporation and a wholly owned subsidiary of Rocket Lab (the “First Merger”) and immediately following the First Merger, Rocket Lab merged with and into Vector Delaware with Vector Delaware being the surviving corporation in the merger (the “Second Merger,” and, together with the First Merger and the Domestication, the “Business Combination”).

Prior to the completion of the Business Combination, Rocket Lab amended and restated its certificate of incorporation, and in connection therewith, (i) each issued and outstanding share of preferred stock, par value $0.0001 per share, of Rocket Lab converted into Rocket Lab common stock, in accordance with the terms thereof; (ii) each issued and outstanding share of Rocket Lab Common Stock (after giving effect to the conversion contemplated by clause (i)) converted automatically into a number of shares of Rocket Lab common stock equal to the Exchange Ratio, which was 9.059659; and (iii) corresponding adjustments were made to the outstanding options, warrants, restricted stock units and other rights to acquire stock of Rocket Lab.

In the First Merger, Merger Sub merged with and into Vector Delaware, with Vector Delaware surviving the merger as a wholly owned subsidiary of Rocket Lab, and in connection therewith, (i) the shares of Vector Delaware common stock (other than any treasury shares, shares held by Vector Delaware or any dissenting shares) issued and outstanding immediately prior to the effective time of the First Merger (the “First Effective Time”) converted into an equal number of shares of Rocket Lab common stock; (ii) the Vector Delaware warrants that were outstanding and unexercised immediately prior to the First Effective Time converted into an equal number of warrants to purchase Rocket Lab common stock (the “Assumed Warrants”); and (iii) the Vector Delaware units that were outstanding immediately prior to the First Effective Time converted into an equal number of Rocket Lab units (the “Assumed Units”).

Immediately following the First Effective Time, Rocket Lab merged with and into Vector Delaware, with Vector Delaware surviving the merger and being renamed “Rocket Lab USA, Inc.” (“New Rocket Lab”), and in connection therewith, among other things, (i) the shares of Rocket Lab common stock (other than any treasury shares, shares held by Rocket Lab or dissenting shares) issued and outstanding immediately prior to the effective time of the Second Merger (the “Second Effective Time”) converted into an equal number of shares of common stock, par value $0.0001 per share, of New Rocket Lab (the “New Rocket Lab Common Stock”); (ii) the Rocket Lab warrants and the Assumed Warrants outstanding and unexercised immediately prior to the Second Effective Time converted into an equal number of warrants to purchase New Rocket Lab Common Stock; and (iii) each Assumed Unit that was outstanding immediately prior to the Second Effective Time automatically converted into a New Rocket Lab unit that, at the closing of the Business Combination (the “Closing”), was cancelled and entitled the holder thereof to one share of New Rocket Lab Common Stock and one-third of one warrant, with each whole warrant representing the right to purchase one share of New Rocket Lab Common Stock.

In addition to the above consideration, if the closing price of New Rocket Lab Common Stock is equal to or greater than $20.00 for a period of at least 20 trading days out of 30 consecutive trading days during the period commencing on the 90th day following the Closing and ending on the 180th day following the Closing, the holders of Rocket Lab’s equity securities, including options, warrants, restricted stock units and other rights to acquire stock of Rocket Lab (other than pursuant to the First Merger and the Second Merger), immediately prior to the First Effective Time will be entitled to receive an aggregate of 32,150,757 additional shares of New Rocket Lab Common Stock (the “Earnout Shares”), subject, in the case of holders of options, warrants, restricted stock units and other rights to acquire stock of Rocket Lab, to the terms of such options, warrants, restricted stock units and other rights.

PIPE Investment

As previously announced, on March 1, 2021, concurrently with the execution of the Merger Agreement, Vector entered into Subscription Agreements with the certain investors (the “PIPE Investors”) pursuant to which the PIPE Investors have agreed to subscribe for and purchase, and Vector has agreed to issue and sell to the PIPE Investors, an aggregate of 46,700,000 shares of New Rocket Lab Common Stock at a price of $10.00 per share, for aggregate gross proceeds of $467,000,000 (the “PIPE Financing”). The PIPE Financing was consummated substantially concurrently with the closing of the Business Combination. Pursuant to the Subscription Agreements, New Rocket Lab is obligated to file a registration statement registering the resale of the shares of New Rocket Lab Common Stock sold in the PIPE Financing within 30 days after the Closing and use its reasonable best efforts to have the registration statement declared effective as soon as practicable thereafter.

Immediately after giving effect to the Business Combination and the PIPE Financing, the following were outstanding: (i) 447,919,591 shares of New Rocket Lab Common Stock, consisting of (a) 362,188,208 shares of New Rocket Lab Common Stock issued to holders of Rocket Lab common stock immediately prior to the First Effective Time, (b) 31,031,383 shares issued to the holders of Vector’s Class A ordinary shares prior to the Domestication, which reflects the redemption of 968,617 Class A ordinary shares with respect to which holders exercised their redemption right, (c) 8,000,000 shares issued to the holders of Vector’s Class B ordinary shares prior to the Domestication, and (d) 46,700,000 shares of New Rocket Lab Common Stock issued in the PIPE Financing; (ii) warrants to purchase 16,266,666 shares of New Rocket Lab Common Stock at an exercise price of $11.50 per share issued upon conversion of the outstanding Vector warrants prior to the Business Combination; (iii) warrants to purchase 891,380 shares of New Rocket Lab Common Stock attributable to Rocket Lab warrants prior to the Business Combination, which had a weighted average exercise price of approximately $0.29 per share, (iv) options to purchase 17,961,673 shares of New Rocket Lab Common Stock attributable to Rocket Lab options prior to the Business Combination, which had a weighted average exercise price of $1.04 per share and 14,253,283 of which were vested, (v) 14,903,639 restricted stock units attributable to restricted stock units of Rocket Lab prior to the Business Combination, including 4,065,304 with respect to which the time-based vesting conditions had been satisfied and (vi) an earnout obligation of Rocket Lab prior to the Business Combination pursuant to which New Rocket Lab may be required to issue up to 1,915,356 shares of New Rocket Lab Common Stock. In addition, the Earnout Shares may become issuable in the future as described above.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference. Unless the context otherwise requires, all references to “we”, “us” or “our” refer to New Rocket Lab.

Item 3.03    Material Modification to Rights of Security Holders.

In connection with the Domestication, Vector Delaware filed a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Vector Delaware Certificate of Incorporation”). In connection with the Second Merger, the Vector Delaware Certificate of Incorporation was amended and restated (as amended and restated, the “New Rocket Lab Certificate of Incorporation”). The material terms of the Vector Delaware Certificate of Incorporation and the New Rocket Lab Certificate of Incorporation and the general effect upon the rights of holders of Vector’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Domestication Proposal” beginning on page 120, “Governing Documents Proposals” beginning on page 123, “Comparison of Corporate Governance and Shareholder Rights” beginning on page 257 and “Description of New Rocket Lab Securities” beginning on page 261, which are incorporated herein by reference.

Additionally, the disclosure set forth under the Introductory Note and in Item 5.03 of this Report is incorporated herein by reference. A copy of the New Rocket Lab Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference. A copy of the Vector Delaware Certificate of Incorporation is included as Exhibit 3.3 to this Report and incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Domestication, Vector Delaware filed the Vector Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware and the board of directors of Vector Delaware adopted new bylaws to govern the corporation following the Domestication (the “Vector Delaware Bylaws”). In connection with the Second Merger, the Vector Delaware Certificate of Incorporation was amended and restated by the New Rocket Lab Certificate of Incorporation and the board of directors of New Rocket Lab amended and restated the bylaws (as amended and restated, the “New Rocket Lab Bylaws”). The material terms of the Vector Delaware Certificate of Incorporation and the Vector Delaware Bylaws and the New Rocket Lab Certificate of Incorporation and the New Rocket Lab Bylaws and the general effect upon the rights of holders of Vector’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Domestication Proposal” beginning on page 120, “Governing Documents Proposals” beginning on page 123, “Comparison of Corporate Governance and Shareholder Rights” beginning on page 257 and “Description of New Rocket Lab Securities” beginning on page 261, which are incorporated herein by reference.

Copies of the New Rocket Lab Certificate of Incorporation and the New Rocket Lab Bylaws are included as Exhibits 3.1 and 3.2 to this Report and incorporated herein by reference. Copies of the Vector Delaware Certificate of Incorporation and Vector Delaware Bylaws are included as Exhibits 3.3 and 3.4 to this Report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

3.1	Certificate of Incorporation of Rocket Lab USA, Inc.

3.2	Bylaws of Rocket Lab USA, Inc.

3.3	Certificate of Incorporation of Vector Acquisition Delaware Corporation (superseded by Exhibit 3.1)

3.4	Bylaws of Vector Acquisition Delaware Corporation (superseded by Exhibit 3.2)

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

Exhibit No.	Description

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Lab USA, Inc.

Date: August 30, 2021	By:	/s/ Peter Beck
	Name:	Peter Beck
	Title:	President, Chief Executive Officer and Chairman